Note 8 - Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2024	Dec. 31, 2023
Notes to Financial Statements
Income Tax Disclosure [Text Block]
8.	Income Taxes

No provision for income taxes was recorded in either of the three-month periods ended March 31, 2024 and 2023. The Company remains in a cumulative loss position with a full valuation allowance recorded against its net deferred income tax assets as of March 31, 2024.

8.	Income Taxes

At December 31, 2023, we have a consolidated federal net operating loss (“NOL”) carryforward of approximately $98.2 million available to offset against future taxable income of which approximately $33.2 million expires in varying amounts in 2024 through 2037. Additionally, we have approximately $3.9 million in research and development (“R&D”) tax credits that expire in 2024 through 2043 unless utilized earlier. No income taxes have been paid to date. Section 382 of the Internal Revenue Code contains provisions that may limit our utilization of our NOL and R&D tax credit carryforwards in any given year as a result of significant changes in ownership interests that have occurred in past periods or may occur in future periods.

Deferred income taxes reflect the net effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. We have established a full valuation allowance equal to the amount of our net deferred tax assets due to uncertainties with respect to our ability to generate sufficient taxable income to realize these assets in the future. The table below presents significant components of our deferred tax assets and liabilities at December 31, 2023 and 2022.

	2023	2022
Deferred tax assets:
Net operating loss carryforward	$25,527,210	$19,764,569
Research and development tax credit carryforward	3,870,460	2,202,603
Stock-based compensation expense	552,886	330,553
Accrued expenses	29,728	663,211
Total deferred tax assets	29,980,284	22,960,936
Deferred tax liabilities
Depreciation	45,122	51,466
Net deferred tax assets	29,935,162	22,909,470
Valuation allowance	(29,935,162)	(22,909,470)
Net deferred tax asset after reduction for valuation allowance	$-0-	$-0-

A reconciliation of the U.S. federal income tax rate to the Company’s effective tax rate is as follows:

	2023	2022
U.S. federal statutory rate applied to pretax loss	21.0%	21.0%
State income tax (benefit)	3.9	3.9
Permanent differences	(0.0)	(0.0)
NOL carryforward expiration	(4.3)	(15.6)
R&D tax credits, net of expiration	6.4	4.6
Change in valuation allowance and other adjustments	(27.0)	(13.9)
Effective tax rate	0.0%	0.0%